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                                                                    EXHIBIT 10.1


                        LIMITED FORBEARANCE AGREEMENT AND
                      FOURTH AMENDMENT TO CREDIT AGREEMENT

        THIS LIMITED FORBEARANCE AGREEMENT AND FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Fourth Amendment"), dated as of August 1, 2001, is entered into among LLS CORP., an Illinois corporation (the "Borrower"), the institutions listed on the signature pages hereof that are parties to the Credit Agreement defined below, BANK OF AMERICA, N.A., as administrative agent (in said capacity, the "Administrative Agent"), CREDIT SUISSE FIRST BOSTON, as syndication agent (in said capacity, the "Syndication Agent"), and BANKERS TRUST COMPANY, as documentation agent (the "Documentation Agent").

                                   BACKGROUND

        A. The Borrower, the Lenders, the Documentation Agent, the Syndication Agent, and the Administrative Agent are parties to that certain Credit Agreement, dated as of July 30, 1999, as amended by that certain First Amendment to Credit Agreement, dated as of September 15, 1999, that certain Second Amendment to Credit Agreement dated as of December 31, 1999, and that certain Third Amendment to Credit Agreement, dated as of September 8, 2000 (as the same has been or may be amended, restated or modified from time to time, the "Credit Agreement").

        B. The Borrower has requested that the Lenders forbear from exercising certain rights available to them as a result of the existing defaults by the Borrower, and the Determining Lenders have agreed to do so on the terms set forth herein, and furthermore the Borrower, the Determining Lenders, and the Administrative Agent desire to make certain amendments to the Credit Agreement.

        NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Determining Lenders, and the Administrative Agent covenant and agree as follows:

                                    ARTICLE I

                                   Definitions

        Section 1.1 Definitions. Capitalized terms used in this Fourth Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.

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                                   ARTICLE II

                                   Amendments

        Section 2.1 Amendment to Defined Terms in Section 1.1. Effective as of the date hereof, the following definitions in Section 1.1 of the Credit Agreement are amended and restated to read in their entirety as follows:

               "Applicable Base Rate Margin" means for all Advances, 2.25%.

               "Applicable Law" means (a) in respect of any Person, all provisions of constitutions, statutes, rules, regulations and orders of governmental bodies or regulatory agencies applicable to such Person and its properties, including, without limiting the foregoing, all orders and decrees of all courts and arbitrators in proceedings or actions to which the Person in question is a party, and (b) in respect of contracts relating to interest or finance charges that are made or performed in the State of New York, "Applicable Law" shall mean the laws of the United States of America, including, without limitation, 12 USC Sections 85 and 86(a), as amended from time to time, and any other statute of the United States of America now or at any time hereafter prescribing the maximum rates of interest on loans and extensions of credit, and the laws of the State of New York.

               "Applicable LIBOR Rate Margin" means for all Advances, 3.50%.

               "Financial Advisor" has the meaning specified in Section 6.10.

               "Fourth Amendment" means that certain Limited Forbearance Agreement and Fourth Amendment to Credit Agreement dated as of August 1, 2001, among the Borrower, the Administrative Agent, and the Determining Lenders.

               "Interest Period" means the period beginning on the day any LIBOR Advance is made and ending one, two or three months thereafter (as the Borrower shall select); provided, however, that all of the foregoing provisions are subject to the following:

                      (a) if any Interest Period which would otherwise end on a
               day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless the result of such extension would be to extend such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

                      (b) any Interest Period that begins on the last Business
               Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

                      (c) there shall be outstanding at any one time no more
               than ten Interest Periods in the aggregate.


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               "Payment Date" means the last day of the Interest Period for any
        LIBOR Advance; provided, however, if the Interest Period for any LIBOR Advance exceeds one month, "Payment Date" shall also mean each day which is one month after the first day of such Interest Period.

               "Permitted Liens" means, as applied to any Person:

                      (a) Any Lien in favor of the Lenders or the Administrative
               Agent to secure the Obligations hereunder;

                      (b) (i) Liens on real estate for ad valorem taxes not yet
               delinquent, (ii) Liens on leasehold interests created by the lessor in favor of any mortgagee of the leased premises, and
               (iii) Liens for taxes, assessments, governmental charges, levies or claims not yet delinquent, or in each case for clauses (i) and
               (iii) that are being diligently contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on such Person's books in accordance with GAAP, but only so long as no foreclosure, restraint, sale or similar proceedings have been commenced with respect thereto that has not been stayed;

                      (c) Liens of carriers, landlords, warehousemen, mechanics, laborers and materialmen and other similar Liens incurred in the ordinary course of business for sums not overdue for a period of more than 60 days or being contested in good faith, if such reserve or appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

                      (d) (i) Liens incurred in the ordinary course of business
               in connection with worker's compensation, unemployment insurance or similar legislation and (ii) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, insurance contracts, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                      (e) Easements, right-of-way, restrictions and other
               similar encumbrances on the use of real property which do not materially interfere with the ordinary conduct of the business of such Person or which are set forth in any title policy or "marked up" commitment thereof delivered pursuant hereto and reasonably acceptable to the Administrative Agent;

                      (f) Liens created to secure the purchase price of assets
               acquired by such Person or created to secure Indebtedness permitted by Section 7.1(c), (l) or (n) hereof, which is incurred solely for the purpose of financing the acquisition of such assets and incurred at the time of acquisition or within 90 days thereafter, so long as each such Lien shall at all times be confined solely to the asset or assets so acquired (and proceeds thereof), and refinancings, refundings, renewals or extensions thereof so long as any such Lien remains solely on the asset or assets acquired and the amount of Indebtedness related thereto is not increased;


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                      (g) Liens in respect of judgments or awards not
               constituting an Event of Default under Section 8.1(h) hereof;

                      (h) Any Liens which are described on Schedule 1.1(c)
               hereto, and Liens resulting from the refinancing, renewal, refunding, or extension of the related Indebtedness, provided that the Indebtedness secured thereby shall not be increased and the Liens shall not cover additional assets of the Borrower (other than after-acquired title in or on such property and proceeds of the existing collateral in accordance with the document creating such Lien);

                      (i) Liens arising from precautionary UCC financing
               statements with respect to operating leases or consignment arrangements in the ordinary course of business;

                      (j) Liens in favor of banking institutions arising by
               operation of law encumbering deposits (including the right of setoff) held by such banking institution incurred in the ordinary course of business and which are within the general parameters customary in the banking industry;

                      (k) Liens existing on any property or asset at the time of acquisition thereof by the Borrower and its Subsidiaries or existing on the property or assets of any Person that becomes a Subsidiary after the Agreement Date at the time such Person becomes a Subsidiary (provided, that (x) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (y) such Lien shall not apply to any other property or assets of the Borrower or its Subsidiaries and (z) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be);

                      (l) any obligations or duties affecting any of the
               property of the Borrower or its Subsidiaries to any municipality or public authority with respect to any franchise, grant, license or permit which do not materially impair the use of such property for the purposes for which it is held and do not materially impair the value of the Collateral;

                      (m) Liens on property of the Borrower and its Subsidiaries in favor of landlords securing licenses, subleases and leases permitted hereunder and not interfering in any material respect with the business of the Borrower or any of its Subsidiaries;

                      (n) Licenses, leases or subleases permitted hereunder
               granted to others but not interfering in any material respect with any rights to the Collateral or with the business of the Borrower or any of its Subsidiaries;

                      (o) Deposits to secure the performance of bids, trade
               contracts (other than for borrowed money), leases, statutory obligations, insurance contracts,


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               surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                      (p) Any interest or title of a lessor under any lease
               entered into by the Borrower or any of its Subsidiaries in the ordinary course of its business and covering only the assets so leased;

                      (q) Liens not otherwise permitted hereunder which secure
               obligations not to exceed $10,000,000 in aggregate amount outstanding at any time; provided that the Liens secure only such Indebtedness which would otherwise be permitted pursuant to
               Section 7.1(c) or (n) hereof but for the limitations on the amount of such Indebtedness set forth therein; and

                      (r) Liens in respect of Indebtedness permitted under
               Section 7.11(p).

               "Recovery Event" means any settlement of or payment in respect of any property insurance or casualty insurance claim or any condemnation proceeding in or deed in lieu thereof relating to any Collateral.

               "Revolving Credit Commitment" means $20,800,000 as reduced or terminated pursuant to Sections 2.6 or 8.2 hereof.

               "Subject Event" has the meaning specified in the Fourth
        Amendment.

        Section 2.2 Amendments to Sections 2.2(a), (b) and (c). Effective as of the date hereof, Sections 2.2(a), (b) and (c) of the Credit Agreement are amended and restated to read in their entirety as follows:

               (a) Base Rate Advances. In the case of Base Rate Advances (other than Swing Line Advances), the Borrower, through an Authorized Signatory, shall give the Administrative Agent prior to 12:00 noon, Charlotte, North Carolina time, on the date of any proposed Base Rate Advance irrevocable written notice in substantially the form of Exhibit K hereto (a "Notice of Borrowing") of its intention to borrow or reborrow a Base Rate Advance hereunder. Such Notice of Borrowing shall
        (i) specify the requested funding date, which shall be a Business Day, the amount of the proposed aggregate Base Rate Advances to be made by the Lenders, and whether such Advance is a Revolving Credit Advance, Facility A Term Loan Advance or Facility B Term Loan Advance, and (ii) confirm that no Default or Event of Default has occurred and is continuing.

               (b) LIBOR Advances. In the case of LIBOR Advances, the Borrower, through an Authorized Signatory, shall give the Administrative Agent at least three Business Days' irrevocable written notice pursuant to a Notice of Borrowing, of its intention to borrow or reborrow a LIBOR Advance hereunder. Notice shall be given to the Administrative Agent prior to 12:00 noon, Charlotte, North Carolina time, in order for such Business Day to count toward the minimum number of Business Days required. LIBOR Advances shall in all cases be subject to availability and to Article 9 hereof. For LIBOR Advances, the Notice of Borrowing shall (i) specify the requested funding date,


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        which shall be a Business Day, the amount of the proposed aggregate
        LIBOR Advances to be made by Lenders, whether such Advance is a Revolving Credit Advance, Facility A Term Loan Advance or Facility B Term Loan Advance, and the Interest Period selected by the Borrower, provided that no such Interest Period shall extend past the Revolving Commitment Maturity Date, the Facility A Term Loan Maturity Date or the Facility Term B Loan Maturity Date, as appropriate, or prohibit or impair the Borrower's ability to comply with Section 2.5 or 2.8 hereof and (ii) confirm that no Default or Event of Default has occurred and is continuing.

               (c) Swing Line Advances. In the case of Swing Line Advances, the Borrower, through an Authorized Signatory, shall give the Swing Line Bank and the Administrative Agent prior to 2:00 p.m., Charlotte, North Carolina time, on the date of any proposed Swing Line Advance irrevocable written notice pursuant to a Notice of Borrowing, of its intention to borrow or reborrow a Swing Line Advance. Such Notice of Borrowing shall (i) specify the requested funding date, which shall be a Business Day and the amount of the proposed Swing Line Advance and (ii) confirm that no Default or Event of Default has occurred and is continuing.

        Section 2.3 Amendment to Section 2.2(d). Effective as of the date hereof, the second sentence of Section 2.2(d) of the Credit Agreement is amended and restated to read in its entirety as follows:

        Not later than 12:00 noon, Charlotte, North Carolina time on the date of any proposed continuation of or a conversion to a Base Rate Advance and not later than 12:00 noon, Charlotte, North Carolina time at least three Business Days prior to any proposed continuation of or conversion to a LIBOR Advance, the Borrower, through an Authorized Signatory, shall give the Administrative Agent irrevocable written notice in substantially the form of Exhibit L hereto (a "Notice of Continuation/Conversion"), stating (i) the proposed conversion/continuation date (which shall be a Business Day), (ii) the amount of the Advance to be converted/continued,
        (iii) in the case of a conversion to, or a continuation of, a LIBOR Advance, the requested Interest Period, and (iv) in the case of a conversion of a Base Rate Advance to a LIBOR Advance or a continuation of a LIBOR Advance, stating that no Event of Default has occurred and is continuing.

        Section 2.4 Amendment to Section 2.3(a)(ii). Effective as of the date hereof, Section 2.3(a)(ii) of the Credit Agreement is amended and restated to read in its entirety as follows:

               (ii) Subject to Section 11.9 hereof, interest on the Base Rate Advances shall be computed on the basis of a year of 365 or 366 days, as applicable, for the number of days actually elapsed and shall be payable in arrears on the last Business Day of each calendar month, and on the Revolving Commitment Maturity Date, the Facility A Term Loan Maturity Date or the Facility B Term Loan Maturity Date, as appropriate.

        Section 2.5 Amendment to 2.3(c)(ii). Effective as of the date hereof,
Section 2.3(c)(ii) of the Credit Agreement is amended and restated to read in its entirety as follows:


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               (ii) Subject to Section 11.9 hereof, interest on Swing Line
        Advances shall be computed on the basis of a 365 or 366-day year, as applicable, for the actual number of days elapsed, and shall be payable in arrears on the last Business Day of each calendar month, and on the Revolving Commitment Maturity Date.

        Section 2.6 Amendment to Section 2.3(e)(i). Effective as of the date hereof, the reference to the phrase "Event of Default specified in Section 8.1(b) hereof" in Section 2.3(e)(i) of the Credit Agreement is deleted and the reference to the phrase "Event of Default has occurred" is inserted in lieu thereof.

        Section 2.7 Amendment to Section 2.5. Effective as of the date hereof,
Section 2.5(b) of the Credit Agreement is amended to amend and restate in their entirety subsections (ii) and (iv) thereof and to add thereto subsection (vi) and (vii) to read as follows:

               (ii) Prepayments from Sales of Assets. Within 10 Business Days of the receipt of Net Cash Proceeds from the sale or disposition by the Borrower or any of its Subsidiaries of any assets (including the Capital Stock of any Subsidiary) (other than any such sales or dispositions permitted without compliance herewith under clauses (a) through (g) of
        Section 7.5 hereof), the Borrower shall prepay Facility A Term Loan Advances and Facility B Term Loan Advances in an aggregate principal amount equal to 100% of such Net Cash Proceeds received. Each such prepayment shall be applied as provided in Section 2.5(c) hereof.

               (iv) Prepayment from Recovery Events. Within 10 Business Days after receipt of Net Cash Proceeds by the Borrower or any of its Subsidiaries from any Recovery Event, unless a Reinvestment Notice shall have been delivered in respect thereof, the Borrower shall prepay Facility A Term Loan Advances and Facility B Term Loan Advances in an aggregate principal amount of 100% of such Net Cash Proceeds received, provided that if a Reinvestment Notice shall have been delivered in respect thereof, an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event shall be applied to payment of the Advances on the Reinvestment Prepayment Date unless the Determining Lenders shall otherwise consent in writing. Each such prepayment shall be applied as provided in Section 2.5(c) hereof. Notwithstanding the foregoing, from and after August 1, 2001, Borrower may only deliver a Reinvestment Notice in respect of Net Cash Proceeds equal to or less than $5,000,000 at any time pending reinvestment pursuant to a Reinvestment Notice.

               (vi) Prepayment from Sales of Capital Stock. Concurrently with the receipt of Net Cash Proceeds from the sale or disposition by the Borrower or any of its Subsidiaries to any Person (other than to the Borrower or any of its Subsidiaries) of any Capital Stock of the Borrower, the Borrower shall prepay the Facility A Term Loan Advances and the Facility B Term Loan Advances in an aggregate principal amount equal to 100% of such Net Cash Proceeds received. Each such prepayment shall be applied as provided in Section 2.5(c) hereof.

               (vii) Prepayment from Litigation Proceeds. Concurrently with the receipt of any monies from the settlement, release from escrow, collection or otherwise in respect


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        of pending and/or threatened litigation claims by the Borrower or any of its Subsidiaries, the Borrower shall prepay Facility A Term Loan
        Advances and Facility B Term Loan Advances in an aggregate principal amount equal to 100% of such monies received less expenses incurred in the collection thereof. Each such prepayment shall be applied as provided in Section 2.5(c) hereof.

        Section 2.8 Amendment to Section 2.16(c). Effective as of the date hereof, the first sentence of Section 2.16(c) of the Credit Agreement is amended and restated to read in its entirety as follows:

        The Borrower will pay to the Issuing Bank an amount equal to each draft drawn under any Letter of Credit (x) on the Business Day of such drawing if presented by noon (Charlotte, North Carolina time) and (y) by 11:00 a.m.(Charlotte, North Carolina time) on the first Business Day thereafter if presented after noon (Charlotte, North Carolina time).

        Section 2.9 Amendment to Article 4. Effective as of the date hereof, a new Section 4.1(x) is hereby added to the Credit Agreement to read as follows:

               (x) Collateral. Pursuant to the Loan Documents, the Borrower and its Subsidiaries have granted to the Administrative Agent for the benefit of the Lenders perfected Liens upon all or substantially all of their respective assets.

        Section 2.10 Amendment to Section 5.7. Effective as of the date hereof,
Section 5.7 of the Credit Agreement is amended and restated to read in its entirety as follows:

               Section 5.7 Visits and Inspections. The Borrower shall, and shall cause each of its Subsidiaries to, permit representatives of the Administrative Agent or any Lender from time to time after reasonable notice by the Administrative Agent or any Lender to (a) visit and inspect the properties of the Borrower and its Subsidiaries (i) as often as the Administrative Agent or any Lender shall reasonably deem advisable, and (ii) at reasonable times, (b) audit, inspect and make extracts from and copies of the Borrower's and each such Subsidiary's books and records, and (c) discuss with the Borrower's and each such Subsidiary's directors, officers, employees and auditors its business, assets, liabilities, financial positions, results of operations and business prospects, provided that the Administrative Agent or such Lender shall notify the Borrower prior to any contact with such auditors and give the Borrower the opportunity to participate in such discussions. The Borrower shall pay the reasonable expenses related to inspections and audits performed by the Administrative Agent. Prior to the occurrence of an Event of Default, all such visits and inspections shall be conducted during normal business hours and, other than visits and inspections by the Administrative Agent and/or any financial advisor to the Administrative Agent, shall not be conducted more often than once per fiscal quarter. Following the occurrence and during the continuance of an Event of Default, such visits and inspections shall be conducted at any time requested by the Administrative Agent or any Lender without any requirement for advance notice.

        Section 2.11 Amendment to Section 5.11. Effective as of the date hereof,
Section 5.11 of the Credit Agreement is amended and restated to read in its entirety as follows:


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               Section 5.11 Further Assurances. At any time or from time to time upon reasonable request by the Administrative Agent, the Borrower or any of its Subsidiaries shall execute and deliver such further documents and do such other acts and things as the Administrative Agent may reasonably request in order to effect fully the purposes of this Agreement and the other Loan Documents and to provide for payment of the Obligations in accordance with the terms of this Agreement and the other Loan
        Documents. At the time of delivery of the financial statements set forth in Sections 6.1. 6.2 and 6.8 hereof, if the information provided therein has changed since the last delivery thereof, the Borrower agrees to update and deliver to the Administrative Agent Schedule 4.1(a) hereto (with respect to the identities, jurisdictions of organization and ownership of the Borrower's Subsidiaries). The Borrower agrees to update the information on Schedule 2 to the Security Agreements promptly upon discovery that the information provided therein is not complete and correct in all material respects. On or before August 31, 2001, the Borrower agrees to execute and deliver, or cause its Subsidiaries to execute and deliver, to the Administrative Agent Deeds of Trust, in substantially the form of Exhibit I hereto with respect to any fee owned real property now owned or hereafter acquired by the Borrower or any Subsidiary, as applicable, with a fair market value in excess of (a) $500,000 at any time or (b) $2,000,000 in the aggregate at any time, together with any existing surveys and environmental reports in form reasonably satisfactory to the Administrative Agent and title insurance thereon in form and amount (not to exceed the fair market value thereof) reasonably satisfactory to the Administrative Agent, and such board resolutions, officer's certificates, corporate and other documents and opinions of counsel as the Administrative Agent shall reasonably request with respect thereto.

        Section 2.12 Addition to Article 5. Effective as of the date hereof, a new Section 5.13 is added to Article 5 of the Credit Agreement to read in its entirety as follows:

               Section 5.13 Deposit and Operating Accounts. The Borrower and its Subsidiaries shall (a) maintain all of their operating, deposit and all other accounts with any Lender which is a financial institution and (b) execute such documents, instruments and agreements as shall be reasonably necessary to confirm the first priority perfected security interest of the Administrative Agent for the benefit of the Lenders in such accounts and all amounts on deposit therein.

        Section 2.13 Amendment to Section 6.3. Effective as of the date hereof,
Section 6.3 of the Credit Agreement is amended and restated to read in its entirety as follows:

               Section 6.3 Compliance Certificate. At the time financial statements are furnished pursuant to Sections 6.1, 6.2 and 6.8 hereof, the Compliance Certificate, completed as provided therein.

        Section 2.14 Amendment to Section 6.4(a)(i). Effective as of the date hereof, Section 6.4(a)(i) of the Credit Agreement is amended and restated to read in its entirety as follows:

               (i) all final management letters submitted to any Obligor by accountants in connection with any annual, interim or special audit,


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        Section 2.15 Additions to Article 6. Effective as of the date hereof, new Sections 6.8, 6.9, and 6.10 are added to Article 6 to read in their entirety as follows:

               Section 6.8 Monthly Financial Statements and Other Reports. Within 30 days after the end of each calendar month unaudited consolidated financial statements of the Borrower and its Subsidiaries as of the end of such fiscal month and for the elapsed portion of the year ended with the last day of such fiscal month, setting forth in comparative form the figures for the corresponding period of the budget, all in reasonable detail certified by the chief executive officer, chief financial officer, vice president-finance, or other officer of the Borrower reasonably acceptable to the Administrative Agent, to be, in his or her opinion acting solely in his or her capacity as an officer of the Borrower, complete and correct in all material respects and to present fairly, in accordance with GAAP, the financial position, results of operations, and cash flows of the Borrower and its Subsidiaries as of the end of and for such fiscal month, and for the elapsed portion of the year ended with the last day of such fiscal month, subject only to the absence of footnotes and normal year-end adjustments.

               Section 6.9 Weekly Reports and Business Plan. The Borrower will deliver to the Administrative Agent the following financial reports:

               (1) Effective as of August 7, 2001, the Borrower will deliver on or before Wednesday of each week a 10-week rolling cash flow forecast (including forecasting of receipts and disbursements).

               (2) Effective as of August 7, 2001, the Borrower will deliver on or before Wednesday of each week a variance report delineating all material variances from the prior week's forecast of receipts and disbursements.

               (3) On or before September 30, 2001, a satisfactory business plan which includes a strategy for accomplishing repayment in full of the Obligations.

               Section 6.10 Due Diligence. The Borrower and its Subsidiaries will at all times cooperate with the reasonable due diligence efforts of PricewaterhouseCoopers LLP or such other Person as the Administrative Agent may engage as its financial advisor (the "Financial Advisor"), including the appraisals of certain fixed assets and the field audit to be conducted, and legal counsel for the Administrative Agent.

        Section 2.16 Amendment to Section 7.1(c). Effective as of the date hereof, the reference to the dollar amount "$15,000,000" in Section 7.1(c) of the Credit Agreement is deleted and a reference to the dollar amount "$5,000,000," is inserted in lieu thereof.

        Section 2.17 Amendment to Section 7.1(l). Effective as of the date hereof, Section 7.1(l) of the Credit Agreement is amended and restated to read in its entirety as follows:

               (l) Indebtedness of all Foreign Subsidiaries of the Borrower for working capital purposes and overdraft facilities in an aggregate amount not to exceed the amounts outstanding on July 31, 2001;


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        Section 2.18 Amendment to Section 7.1(o). Effective as of the date hereof, Section 7.1(o) of the Credit Agreement is amended and restated and
Section 7.1(p) is added to the Credit Agreement, each to read in its entirety as follows:

               (o) Other unsecured Indebtedness not to exceed $10,000,000 in the aggregate at any time outstanding;

               (p) Other Indebtedness not to exceed $10,000,000 in the aggregate at any time outstanding, so long as such Indebtedness is provided by a Lender and which Indebtedness may be secured by the Collateral on a pari passu basis with respect to the Obligations but shall have a priority claim upon any funds received (whether through settlement, release from escrow, collection or otherwise) in respect of claims arising directly or indirectly from the transactions contemplated by the Courtesy Recapitalization or otherwise in connection with the purchase of the Borrower and its Subsidiaries on or about July 30, 1999.

        Section 2.19 Amendment to Section 7.3(d). Effective as of the date hereof, Section 7.3(d) of the Credit Agreement is amended and restated to read in its entirety as follows:

               (d) Investments in (i) Domestic Subsidiaries which have complied with Section 5.12 hereof, (ii)(A) to the extent made by an Obligor, Foreign Subsidiaries which have the Borrower or a Domestic Subsidiary as its direct parent 65% of whose Capital Stock shall be pledged to secure the Obligations, (B) to the extent made by an indirect Foreign Subsidiary, any Foreign Subsidiary and (C) to the extent made by an Obligor or any direct Foreign Subsidiary, indirect Foreign Subsidiaries not to exceed the aggregate amount outstanding as of August 1, 2001, and
        (iii) the Borrower (including, in each of clauses (i) and (ii) any new Subsidiary);

        Section 2.20 Amendment to Section 7.3(j). Effective as of the date hereof, Section 7.3(j) of the Credit Agreement is amended to add the following phrase at the beginning thereof:

                        "On or prior to August 1, 2001,"

        Section 2.21 Amendment to Section 7.3(k). Effective as of the date hereof, Section 7.3(k) of the Credit Agreement is amended and restated to read in its entirety as follows:

               (k) Acquisitions completed on or before August 1, 2001.

        Section 2.22 Amendment to Section 7.5. Effective as of the date hereof,
Section 7.5 of the Credit Agreement is amended and restated to read in its entirety as follows:

               Section 7.5 Sale of Assets. The Borrower shall not, and shall not permit any of its Subsidiaries to, sell (including for discount or otherwise), lease, transfer or otherwise dispose of assets, except (a) sales of inventory sold in the ordinary course of business, (b) sales or other dispositions of assets in the ordinary course of business in which the Net Cash Proceeds thereof are used within ninety (90) days of the date of disposition to purchase assets useful in the business of the Borrower and its Subsidiaries, provided that the aggregate amount of Net Cash Proceeds outstanding and pending reinvestment pursuant to this clause (b) shall not exceed $2,500,000 at any time outstanding, unless the Determining Lenders shall otherwise consent in writing, provided further that any such Net Cash Proceeds not reinvested within ninety (90) days after the date of disposition shall be applied in accordance with Section 2.5(b)(ii) of this Agreement, (c) sales of Cash and Cash Equivalents in the ordinary course of business,
        (d) sales and dispositions (i) from the Borrower or any Domestic Subsidiary to the Borrower or any other Domestic Subsidiary and (ii) from any Foreign Subsidiary to the Borrower or any of its Subsidiaries,
        (e) transfers resulting from any casualty or condemnation of property or assets so long as the Net Cash Proceeds thereof are applied in accordance with Section 2.5(b)(ii) of this Agreement, (f) the sale or discount of overdue accounts receivable in the ordinary course of business, in connection with the compromise or collection thereof, and
        (g) licenses or sublicenses of intellectual property and general intangibles and licenses, leases or subleases of other property in each case in the ordinary course of business and which do not materially interfere with the business of the Borrower and its Subsidiaries.

        Section 2.23 Amendment to Section 7.6. Effective as of the date hereof,
Section 7.6 of the Credit Agreement is amended and restated to read in its entirety as follows:

               Section 7.6 Restricted Payments. The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly declare, pay or make any Restricted Payments, except (a) Dividends payable by a Subsidiary to the Borrower or another Subsidiary, (b) Dividends payable in stock and not cash, (c) regularly scheduled payments of interest on the Senior Subordinated Notes, the Bridge Notes or any Institutional Debt or dividends payable in kind on any Preferred Stock in accordance with its terms, (d) Restricted Payments as the result of the repurchase of the Capital Stock of the Borrower or other securities of the Borrower from outside directors, employees or members of management of the Borrower or any Subsidiary of the Borrower on or prior to August 1, 2001, (e) Restricted Payments as a result of a purchase of Capital Stock made in order to fulfill the obligations of the Borrower or its Subsidiaries under an employee stock purchase plan or similar plan covering employees of the Borrower or any Subsidiary as from time to time in effect in an aggregate net amount not to exceed $5,000,000 during the term of this Agreement, and (f) Restricted Payments made pursuant to the Courtesy Recapitalization prior to August 1, 2001; provided, further, however, the Borrower shall not pay or make any Restricted Payments permitted by this Section 7.6 unless there shall exist no Default prior to or after giving effect to any such proposed Restricted Payment.

        Section 2.24 Amendment to Sections 8.1(d) and (k). Effective as of the date hereof, Sections 8.1(d) and (k) of the Credit Agreement are amended and restated to read in their entirety as follows:

               (d) The Borrower or any of its Subsidiaries shall default in the performance or observance of any other agreement or covenant contained in this Agreement not specifically referred to elsewhere in this Section 8.1, and such default shall not be cured within a period of 30 days after the earlier of (i) the date on which such failure or neglect first becomes known to a senior officer of the Borrower or (ii) the delivery of written notice of such breach by the Administrative Agent;

               ...

               (k) The Borrower or any of its Subsidiaries shall default in any payment in respect of Indebtedness beyond any grace period provided with respect thereto, or shall default in the performance of any agreement or instrument under which such Indebtedness is created or evidenced beyond any applicable grace period, or any other event or condition shall occur in respect of such Indebtedness, if the effect of such default, event or condition is to permit or cause the holder of such Indebtedness (or a trustee on behalf of any such holder) to cause such Indebtedness to become due, repurchased or redeemed prior to its date of maturity, provided that a default, event or condition of the type described above in this Section 8.1(k) shall not constitute an Event of Default under this Agreement unless, at such time, one or more defaults, events or conditions of the type described above in this Section 8.1(k) shall have occurred and be continuing with respect to Indebtedness the outstanding amount of which exceeds in the aggregate $2,500,000;

        Section 2.25 Amendment to Section 11.1(a)(ii). Effective as of the date hereof, Section 11.1(a)(ii) of the Credit Agreement is amended and restated to read in its entirety as follows:

        (ii)   If to the Administrative Agent, at:

                             Bank of America, N.A.
                             100 North Tryon Street
                             NC1-007-13-06
                             Charlotte, NC  28255
                             Fax:  (704) 409-0185
                             Attn:  Robert A. Klawinski

        With a copy to:      Bank of America, N.A.
                             101 North Tryon Street
                             NC1-001-15-04
                             Charlotte, NC  28255
                             Fax:  (704) 388-1108
                             Attn:  Agency Services

        Section 2..26 Amendment to Section 11.2(a). Effective as of the date hereof, Section 11.2(a) of the Credit Agreement is amended to add at the end thereof the following:

               (a) and financial advisors to the Administrative Agent.

        Section 2.27 Amendment to Exhibit E and Exhibit K. Effective as of the date hereof, all references to "Exhibit E and Exhibit K" in the Credit Agreement are deemed to be references to the "Exhibit E and Exhibit K" attached hereto as Exhibit E and Exhibit K.

                                   ARTICLE III

                         Representations and Warranties

        Section 3.1 By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Article II:

               (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents (other than those representations and warranties that specifically relate to an earlier date or to the Subject Events as such term is defined in Section 5.1 below) are true and correct in all material respects on and as of the date hereof as made on and as of such date;

               (b) no event has occurred and is continuing which constitutes a Default or an Event of Default other than the Subject Events;

               (c) the Borrower has full corporate power and authority to execute and deliver this Fourth Amendment, and this Fourth Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

               (d) neither the execution, delivery and performance of this Fourth Amendment nor the consummation of any transactions contemplated herein will conflict with any material Applicable Law, the articles of incorporation, bylaws or other governance document of the Borrower or any of its Subsidiaries, or any material indenture, agreement or other instrument to which the Borrower or any of its Subsidiaries or any of their respective property may be bound;

               (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (other than the Board of Directors of the Borrower or any Guarantor), is required for the execution, delivery or performance by the Borrower of this Fourth Amendment or the acknowledgment of this Fourth Amendment by any Guarantor other than (i) those approvals and consents already obtained, and (ii) consents under immaterial contractual obligations;

               (f) the Borrower and its Subsidiaries have granted to the Administrative Agent for the benefit of the Lenders a first priority perfected security interest and Lien upon all or substantially all of the real property and personal property of the Borrower and its Domestic Subsidiaries, except for Permitted Liens; and

               (g) attached hereto as Schedule 5.13 is a listing of all deposit accounts of the Borrower and its Subsidiaries and the amounts on deposit therein as of a date no earlier than June 30, 2001.

                                   ARTICLE IV

                           Conditions Of Effectiveness

        Section 4.1 Conditions. The effectiveness of this Fourth Amendment is subject to the satisfaction of the following conditions precedent:

               (a) the Administrative Agent shall receive counterparts of this Fourth Amendment executed by the Determining Lenders;

               (b) the Administrative Agent shall receive counterparts of this Fourth Amendment executed by the Borrower and acknowledged by each Guarantor;

               (c) the Administrative Agent shall have received a certified resolution of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Fourth Amendment;

               (d) the Administrative Agent shall have received an opinion of counsel to the Borrower, in form and substance satisfactory to the Administrative Agent;

               (e) the Administrative Agent for the pro rata benefit of the Lenders shall have received payment of all accrued and unpaid interest on the outstanding Advances;

               (f) the Administrative Agent shall receive payment of all outstanding fees and expenses of counsel and consultants for the Administrative Agent, including without limitation, the fees and expenses of the Financial Advisor, Donohoe Jameson and Carroll P.C. and Winstead Sechrest & Minick P.C. and retainers in the amount of $100,000 for the Financial Advisor and $50,000 for Winstead Sechrest & Minick P.C.;

               (g) the Administrative Agent shall receive copies of the amendments to the Consulting Agreements which amend the Consulting Agreements to provide that management, advisory, consulting and similar fees owed to any Affiliate of the Borrower or any of its Subsidiaries may be accrued but shall not be paid to such Affiliate;

               (h) the Administrative Agent shall receive, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require; and

               (i) the Administrative Agent shall have received an amendment to the Security Agreement and additional UCC-1 Financing Statements in form and substance satisfactory to it.

        Section 4.2 Amendment Fee. Provided this Fourth Amendment becomes effective, the Borrower covenants and agrees to pay an amendment fee to the Administrative Agent on behalf of the Lenders which execute and deliver this Fourth Amendment to the Administrative Agent (or its counsel) on or before 10:00 a.m. Central Daylight time on August 3, 2001, in an amount equal to the product of (a) 0.20% multiplied by (b)(i) with respect to each Lender having a portion of the Revolving Credit Commitment, an amount equal to such Lender's portion of the

Revolving Credit Commitment after giving effect to this Fourth Amendment, and
(ii) with respect to each Lender which is owed Facility A Term Loan Advances or Facility B Term Loan Advances, the aggregate principal amount of Facility A Term Loan Advances and Facility B Term Loan Advances owed to such Lender on the date of this Fourth Amendment. Such amendment fee shall be earned and due and payable on August 1, 2001, and shall be paid in immediately available funds, but payment thereof shall be deferred until October 31, 2001. The Borrower agrees that the failure to pay the amendment fee provided in this Section 4.2 shall be an Event of Default under Section 8.1(b)(ii) of the Credit Agreement.

        Section 4.3 Guarantor Acknowledgment. By signing below, each of the Guarantors (i) acknowledges, consents and agrees to the execution and delivery of this Fourth Amendment, (ii) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Fourth Amendment or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under its Subsidiary Guaranty, and (iv) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Subsidiary Guaranty solely as a result of the execution and delivery of this Fourth Amendment.

                                    ARTICLE V

                    Limited Forbearance and Other Agreements

        Section 5.1 Forbearance. The Borrower has requested that the Administrative Agent and the Lenders forbear from exercising the rights and remedies available to them with respect to the Borrower and its Subsidiaries as a result of the Subject Events (hereinafter defined) during the period from the date hereof to and including October 31, 2001. The Administrative Agent and the Determining Lenders hereby agree to forbear from instituting the Default Rate, prohibiting Advances from being continued as or converted into LIBOR Advances, and exercising the rights and remedies available to them with respect to the Borrower and its Subsidiaries as a result of the Subject Events, other than Blockage Rights, from the date hereof to and including October 31, 2001, subject to the terms of this Agreement and subject to the occurrence of no further Event of Default. Upon the earlier of (i) the occurrence of any Event of Default, other than as a result of the Subject Events, (ii) the commencement of any collection action by the holders of the Senior Subordinated Notes or any trustee or representative thereof, or (iii) October 31, 2001, the Administrative Agent's and the Determining Lenders' agreement herein to forbear from instituting the Default Rate, prohibiting Advances from being continued as or converted into LIBOR Advances, and exercising the rights and remedies available to them with respect to the Borrower and its Subsidiaries as the result of the Subject Events (other than Blockage Rights) shall at the option of the Determining Lenders immediately terminate, and the Administrative Agent and the Lenders shall be entitled immediately to exercise any and all rights and remedies available under the Credit Agreement and any other Loan Document, at law, in equity, or otherwise, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrower. The Borrower hereby acknowledges its noncompliance with the Credit Agreement as a result of the Subject Events, acknowledges the existence of an Event of Default, and acknowledges that this Fourth Amendment constitutes notice thereof and waives any and all further notices with respect thereto. The agreement of the Administrative Agent and the Determining Lenders herein shall not constitute a waiver of any Default including without limitation the Subject Events. As used herein, the "Subject Events" means the failure of the Borrower to comply with the provisions of the Loan Documents described on Schedule 1 hereto for the periods described on Schedule 1. The parties hereto expressly acknowledge and agree that the agreements of the Administrative Agent and the Determining Lenders herein shall not in any manner restrict or impair any rights or remedies available to them with respect to any Persons (including without limitation the right to send a Blockage Notice, as defined in the Indenture dated July 30, 1999, pursuant to which the Senior Subordinated Notes were issued, with respect to the Senior Subordinated Notes) other than the Borrower and its Subsidiaries (collectively, "Blockage Rights") as a result of the Defaults which result from the Subject Events.

        Section 5.2 Interest Periods. Notwithstanding anything to the contrary contained herein or in the Credit Agreement, no Interest Period may extend beyond October 31, 2001, so long as the Subject Events continue to exist as Defaults.

        Section 5.3 Direction to Administrative Agent. Determining Lenders hereby provide notice to the Administrative Agent that as a result of the existing Events of Default, the Administrative Agent is hereby delivered notice of its obligation to apply payments received in accordance with Section 2.10(d)(ii). Determining Lenders hereby direct the Administrative Agent to execute such documents as shall be necessary to enable the Borrower to incur the Indebtedness contemplated by Section 7.1(p) of the Credit Agreement, including without limitation execution of documents (i) subordinating the Lien which secures the Obligations upon the claims arising directly or indirectly from the transactions contemplated by the Courtesy Recapitalization or otherwise in connection with the acquisition of the Borrower and its Subsidiaries on or about July 30, 1999, to the Lien thereon which secures the Indebtedness contemplated by Section 7.1(p) of the Credit Agreement, (ii) granting or consenting to a pari passu Lien upon the Collateral as security for the Indebtedness contemplated by
Section 7.1(p) of the Credit Agreement, and (iii) in respect of intercreditor arrangements with any Lender of the Indebtedness contemplated by Section 7.1(p) of the Credit Agreement.

        Section 5.4 Additional Advances; Termination of Swing Line Facility. The Borrower hereby acknowledges and agrees that as of the date hereof the Lenders shall have no further obligation to make Advances or issue Letters of Credit under the Credit Agreement, and that any and all payments made after the date hereof, to the extent applied to the Revolving Credit Advances, shall constitute permanent reductions in the Revolving Credit Commitment. The Borrower acknowledges and agrees that as of August 1, 2001, the Swing Line Bank shall have no further obligation to make Swing Line Advances. Effective as of the date hereof, all outstanding Swing Line Advances shall be refunded as Revolving Credit Advances.

                                   ARTICLE VI

                                  Miscellaneous

        Section 6.1   Reference To The Credit Agreement.

               (a) Upon the effectiveness of this Fourth Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Fourth Amendment.

               (b) The Credit Agreement, as amended by this Fourth Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

               (c) This Fourth Amendment is a Loan Document and shall be subject to the terms and provisions of the Credit Agreement applicable to Loan Documents.

        Section 6.2 Costs and Expenses. The Borrower hereby agrees to pay when due the fees and expenses provided for in Section 11.2 of the Credit Agreement.

        Section 6.3 Indemnification. THE BORROWER AND EACH GUARANTOR HEREBY AGREE TO INDEMNIFY THE ADMINISTRATIVE AGENT, THE SYNDICATION AGENT, THE DOCUMENTATION AGENT, THE CO-AGENTS AND EACH LENDER AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AGENTS FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (a) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION, OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, (b) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (c) ANY BREACH BY THE BORROWER OR ANY GUARANTOR OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, (d) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL, OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN, OR AFFECTING ANY OF THE PROPERTIES OR ASSETS OF THE BORROWER, ANY GUARANTOR OR ANY OF THEIR SUBSIDIARIES, (e) THE USE OR PROPOSED USE OF ANY LETTER OF CREDIT, (f) ANY AND ALL TAXES, LEVIES, DEDUCTIONS, AND CHARGES IMPOSED ON THE ADMINISTRATIVE AGENT, OR ANY OF THE ADMINISTRATIVE AGENT'S CORRESPONDENTS IN RESPECT OF ANY LETTER OF CREDIT, OR (g) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING RELATING TO ANY OF THE FOREGOING AND ANY LEGAL PROCEEDING RELATING TO ANY COURT ORDER, INJUNCTION OR OTHER PROCESS OR DECREE RESTRAINING OR SEEKING TO RESTRAIN THE ADMINISTRATIVE AGENT FROM PAYING ANY AMOUNT UNDER

ANY LETTER OF CREDIT. WITHOUT LIMITING ANY PROVISION OF THE CREDIT AGREEMENT OR OF ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON; PROVIDED HOWEVER, NO PERSON SHALL BE INDEMNIFIED HEREUNDER FOR ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. The provisions of this Section 6.3 shall survive the termination of the Credit Agreement and this Fourth Amendment.

        Section 6.4 Waiver and Release. IN ADDITION, TO INDUCE THE ADMINISTRATIVE AGENT, THE SYNDICATION AGENT, THE DOCUMENTATION AGENT, THE CO-AGENTS AND THE LENDERS TO AGREE TO THE TERMS OF THIS FOURTH AMENDMENT, THE BORROWER AND EACH GUARANTOR (BY THEIR EXECUTION BELOW) REPRESENT AND WARRANT THAT AS OF THE DATE OF THEIR EXECUTION OF THIS FOURTH AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO THEIR RESPECTIVE OBLIGATIONS UNDER THE LOAN DOCUMENTS. NOTWITHSTANDING THE FOREGOING, IN THE EVENT THERE EXIST ANY SUCH CLAIMS, THE BORROWER AND EACH GUARANTOR (BY THEIR EXECUTION BELOW):

               (a) WAIVER. WAIVE ANY AND ALL CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF THEIR EXECUTION OF THIS FOURTH AMENDMENT AND

               (b) RELEASE. RELEASE AND DISCHARGE ADMINISTRATIVE AGENT, THE SYNDICATION AGENT, THE DOCUMENTATION AGENT, THE CO-AGENTS AND THE LENDERS, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH THE BORROWER AND EACH GUARANTOR EVER HAD, NOW HAVE, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

The provisions of this Section 6.4 shall survive termination of the Credit Agreement and this Fourth Amendment.

        Section 6.5 Execution in Counterparts. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Signatures transmitted by facsimile shall be effective as originals.

        Section 6.6 Governing Law; Binding Effect. This Fourth Amendment shall be governed by and construed in accordance with the Laws of the State of New York without regard to the principles of the conflicts of Laws and the applicable federal Laws and shall be binding upon the Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agent and each Lender and their respective successors and assigns.

        Section 6.7 Headings. Section headings in this Fourth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fourth Amendment for any other purpose.

        Section 6.8 WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY KNOWINGLY VOLUNTARILY, IRREVOCABLY AND INTENTIONALLY WAIVE, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT TO EACH LENDER ENTERING INTO THIS FOURTH AMENDMENT.

        Section 6.9 Entire Agreement. THE CREDIT AGREEMENT, AS AMENDED BY THIS FOURTH AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

================================================================================
                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
================================================================================

        IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as the date first above written.

                                    LLS CORP.



                                    By: /s/ WES DEHAVEN
                                        ---------------------------------
                                        Name:  Wes DeHaven
                                              ---------------------------
                                        Title: Senior Vice President &
                                               Chief Financial Officer
                                         --------------------------------



                                    BANK OF AMERICA, N.A., as Administrative
                                    Agent and as a Lender


                                    By: /s/ ROBERT KLAWINSKI
                                       ------------------------------------
                                       Name: Robert Klawinski
                                            -------------------------------
                                       Title: Managing Director
                                             ------------------------------



                                    CREDIT SUISSE FIRST BOSTON, as Syndication
                                    Agent and as a Lender


                                    By:   /s/ DAVID L. SAWYER
                                       ------------------------------------
                                       Name:  David L. Sawyer
                                            -------------------------------
                                       Title: Vice President
                                             ------------------------------


                                    By:   /s/ BILL O'DALY
                                       ------------------------------------
                                       Name:  Bill O'Daly
                                            -------------------------------
                                       Title: Vice President
                                             ------------------------------





                                   BANKERS TRUST COMPANY, as
                                   Documentation Agent and as a Lender


                                    By:
                                       ------------------------------------
                                       Name:
                                            -------------------------------
                                       Title:
                                             ------------------------------




                                   BANK AUSTRIA CREDITANSTALT
                                   CORPORATE FINANCE, INC., as a Lender



                                   By:
                                      ------------------------------------
                                      Name:
                                           -------------------------------
                                      Title:
                                            ------------------------------

                                   BANK OF TOKYO-MITSUBISHI TRUST COMPANY, as a
                                   Lender



                                   By:       /s/ ERIC J. PLANEY
                                      ------------------------------------
                                      Name:      Eric J. Planey
                                           -------------------------------
                                      Title:     Assistant Vice-President
                                            ------------------------------


                                   BANK ONE, NA, as a Lender



                                   By:       /s/ JOANNA W. ANDERSON
                                      ------------------------------------
                                      Name:      Joanna W. Anderson
                                           -------------------------------
                                      Title:     Corporate Banking Officer
                                            ------------------------------


                                   BANK POLSKA KASA OPIEKI, as a Lender



                                   By:       /s/ HARVEY WINTER
                                      ------------------------------------
                                      Name:      Harvey Winter
                                           -------------------------------
                                      Title:     Vice President
                                            ------------------------------


                                   COMERICA BANK, as a Lender


                                   By:       /s/ LISA D. MCKINNON
                                      ------------------------------------
                                      Name:  Lisa D. McKinnon
                                           -------------------------------
                                      Title: Vice President
                                            ------------------------------


                                   DRESDNER BANK, AG, as a Lender


                                   By:
                                      ------------------------------------
                                      Name:
                                           -------------------------------
                                      Title:
                                            ------------------------------


                                   EATON VANCE FUND, as a Lender


                                   By:
                                      ------------------------------------
                                      Name:
                                           -------------------------------
                                      Title:
                                            ------------------------------

                                   FLEET NATIONAL BANK, as a Lender


                                   By: /s/ PETER M. ANZIVINO
                                      ---------------------------------------
                                      Name: Peter M. Anzivino
                                           ----------------------------------
                                      Title: Vice President
                                            ---------------------------------


                                   MORGAN STANLEY PRIME INCOME TRUST,
                                   as a Lender


                                   By:
                                      ---------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                                   NATEXIS BANQUES POPULARIES, as a Lender


                                   By:
                                      ---------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                                   THE NORTHERN TRUST COMPANY, as a
                                   Lender

                                   By:        /s/ Olga Georgiev
                                       --------------------------------------
                                       Name:      Olga Georgiev
                                             --------------------------------
                                       Title:     Vice President
                                              -------------------------------


                                   US BANK NATIONAL ASSOCIATION, as a
                                   Lender


                                   By:       /s/ Ronald Shapiro
                                      ---------------------------------------
                                      Name:      Ronald Shapiro
                                           ----------------------------------
                                      Title:     Vice President
                                                 As Agent In Fact for
                                                 US Bank National Association
                                            ---------------------------------

                                   VAN KAMPEN SENIOR FLOATING RATE
                                   FUND

                                   By: Van Kampen Investment Advisory Corp.

                                   By:    /s/ Douglas L. Winchell
                                       -----------------------------------
                                       Name:  Douglas L. Winchell
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                   WASHINGTON MUTUAL BANK, FA (successor in interest to Bank United of Texas, fsb), as a Lender

                                   By:        /s/ Tony Yee
                                       -----------------------------------
                                       Name:      Tony Yee
                                             -----------------------------
                                       Title:     Assistant Vice President
                                              ----------------------------


                                   WELLS FARGO BANK, N.A., as a Lender


                                   By:      /s/ Michael B. Sullivan
                                      ------------------------------------
                                      Name:     Michael B. Sullivan
                                           -------------------------------
                                      Title:    Senior Vice President
                                            ------------------------------

ACKNOWLEDGED, AGREED AND ACCEPTED:

COURTESY CORPORATION



By: /s/ Wes DeHaven
    ------------------------------------
    Name:  Wes DeHaven
         -------------------------------
    Title: Senior Vice President &
           Chief Financial Officer
    ------------------------------------

CREATIVE PACKAGING CORP.



By: /s/ Wes DeHaven
    ------------------------------------
    Name:  Wes DeHaven
         -------------------------------
    Title: Senior Vice President &
           Chief Financial Officer
    ------------------------------------

COURTESY SALES CORP.



By: /s/ Wes DeHaven
    ------------------------------------
    Name:  Wes DeHaven
         -------------------------------
    Title: Senior Vice President &
           Chief Financial Officer
    ------------------------------------

                                   SCHEDULE 1

                                 Subject Events

        1. Existing Events of Default by reason of the Borrower's failure to comply with Section 7.8 (Leverage Ratio), and Section 7.9 (Interest Coverage Ratio), for the Borrower's fiscal quarter ending June 30, 2001, and to make the scheduled principal payment due on July 31, 2001, pursuant to Sections 2.8(b) and 2.8(c).

        2. An Event of Default under Section 8.1(k) of the Credit Agreement by reason of the Borrower's failure to make the interest payment due on August 1, 2001, under the Senior Subordinated Notes, and by reason of the default with respect to the Senior Subordinated Notes which arises by reason of the Borrower's failure to pay when due the principal amounts of the Facility A Term Loan Advances and of the Facility B Term Loan Advances due and payable on July 31, 2001.